Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard B. Handler, as Chief Executive Officer of Jefferies Financial Group Inc. (the "Company"), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Quarterly Report on Form 10-Q for the period ending May 31, 2025 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 9, 2025	By:	/s/ Richard B. Handler
			Name: Title:	Richard B. Handler Chief Executive Officer